SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Doubtful Accounts) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Accounting Policies [Abstract]
Balance at the beginning of the year	$ 1,557	$ 2,064	$ 2,331
Doubtful debt expenses during the year	1,453	299	429
Customers write-offs/collection during the year, net	(204)	(957)	(706)
Exchange rate	(55)	151	10
Balance at the end of the year	$ 2,751	$ 1,557	$ 2,064